                              NOTATION OF GUARANTEE

         For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, fully and unconditionally guaranteed, to the extent set forth in the Indenture (defined below) and subject to the provisions in the Indenture dated as of March 1, 2004 (the "Indenture") among AMERCO, the Guarantors listed on the signature pages thereto and Wells Fargo Bank, N.A., as trustee (the "Trustee"), (a) the due and punctual payment of the principal of and interest on the Notes (as defined in the Indenture), whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Guarantors to the Holders of Notes and to the Trustee pursuant to the Note Guarantee and the Indenture are expressly set forth in
Article X of the Indenture and reference is hereby made to the Indenture for the precise terms of the Note Guarantee. Each Holder of a Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided, however, that the Indebtedness evidenced by this Note Guarantee shall cease to be so subordinated and subject in right of payment upon any defeasance of this Note in accordance with the provisions of the Indenture. The signatories to this Note Guarantee may sign in counterpart.

                                        1
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         IN WITNESS WHEREOF, each Guarantor has caused this Notation of
Guarantee to be signed manually or by facsimile by its duly authorized officer.

Date: March 15, 2004

                                     GUARANTORS:

                                     AMERCO REAL ESTATE COMPANY, a Nevada
                                     corporation

                                     AMERCO REAL ESTATE SERVICES, INC. a Nevada corporation

                                     AMERCO REAL ESTATE COMPANY OF ALABAMA,
                                     INC., an Alabama corporation

                                     AMERCO REAL ESTATE COMPANY OF TEXAS, INC.
                                     a Texas corporation

                                     ONE PAC COMPANY, a Nevada corporation

                                     TWO PAC COMPANY, a Nevada corporation

                                     THREE PAC COMPANY, a Nevada corporation

                                     FOUR PAC COMPANY, a Nevada corporation

                                     FIVE PAC COMPANY, a Nevada corporation

                                     SIX PAC COMPANY, a Nevada corporation

                                     SEVEN PAC COMPANY, a Nevada corporation

                                     EIGHT PAC COMPANY, a Nevada corporation

                                     NINE PAC COMPANY, a Nevada corporation

                                     TEN PAC COMPANY, a Nevada corporation

                                     ELEVEN PAC COMPANY, a Nevada corporation

                                     TWELVE PAC COMPANY, a Nevada corporation

                                     FOURTEEN PAC COMPANY, a Nevada corporation

                                     FIFTEEN PAC COMPANY, a Nevada corporation

                                     SIXTEEN PAC COMPANY, a Nevada corporation

                                     SEVENTEEN PAC COMPANY, a Nevada corporation

                                     NATIONWIDE COMMERCIAL CO., an Arizona
                                     corporation

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                                     PF&F HOLDINGS CORPORATION, a Delaware
                                     corporation

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                                     YONKERS PROPERTY CORPORATION, a New York
                                     corporation

                                     By: /s/ Carlos Vizcarra
                                        ------------------------------------
                                           Carlos Vizcarra, President

                                     EMOVE, INC., a Nevada corporation

                                     WEB TEAM ASSOCIATES, INC. a Nevada
                                     corporation

                                     By: /s/ Thomas Tollison
                                         ___________________________________
                                           Thomas Tollison, Secretary

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                                     U-HAUL INSPECTIONS LTD., a British
                                     Columbia corporation

                                     By: /s/ Wolfgang Bromba
                                         ___________________________________
                                           Wolfgang Bromba, Secretary

                                     U-HAUL INTERNATIONAL, INC., a Nevada
                                     corporation

                                     A & M ASSOCIATES, INC., an Arizona
                                     corporation

                                     U-HAUL SELF-STORAGE CORPORATION, a Nevada corporation

                                     U-HAUL SELF-STORAGE MANAGEMENT (WPC), INC., a Nevada corporation

                                     U-HAUL BUSINESS CONSULTANTS, INC., an
                                     Arizona corporation

                                     U-HAUL LEASING & SALES CO., a Nevada
                                     corporation

                                     U-HAUL CO. OF ALABAMA, INC., an Alabama
                                     corporation

                                     U-HAUL CO. OF ALASKA, an Alaska corporation

                                     U-HAUL CO. OF ARIZONA, an Arizona
                                     corporation

                                     U-HAUL CO. OF ARKANSAS, an Arkansas
                                     corporation

                                     U-HAUL CO. OF CALIFORNIA, a California
                                     corporation

                                     U-HAUL CO. OF COLORADO, a Colorado
                                     corporation

                                     U-HAUL CO. OF CONNECTICUT, a Connecticut corporation

                                     U-HAUL CO. OF DISTRICT OF COLUMBIA, INC., a District of Columbia corporation

                                     U-HAUL CO. OF FLORIDA, a Florida
                                     corporation

                                     U-HAUL CO. OF GEORGIA, a Georgia
                                     corporation

                                     U-HAUL OF HAWAII, INC., a Hawaii
                                     corporation

                                     U-HAUL CO. OF IDAHO, INC., an Idaho
                                     corporation

                                     U-HAUL CO. OF IOWA, INC., an Iowa
                                     corporation

                                     U-HAUL CO. OF ILLINOIS, INC., an Illinois corporation

                                     U-HAUL CO. OF INDIANA, INC., an Indiana
                                     corporation

                                     U-HAUL CO. OF KANSAS, INC., a Kansas
                                     corporation

                                     U-HAUL CO. OF KENTUCKY, a Kentucky
                                     corporation

                                     U-HAUL CO. OF LOUISIANA, a Louisiana
                                     corporation

                                     U-HAUL CO. OF MASSACHUSETTS AND OHIO, INC., a Massachusetts corporation

                                     U-HAUL CO. OF MARYLAND, INC., a Maryland corporation

                                     U-HAUL CO. OF MAINE, INC., a Maine
                                     corporation

                                     U-HAUL CO. OF MICHIGAN, a Michigan
                                     corporation

                                     U-HAUL CO. OF MINNESOTA, a Minnesota
                                     corporation

                                     U-HAUL COMPANY OF MISSOURI, a Missouri
                                     corporation

                                     U-HAUL CO. OF MISSISSIPPI, a Mississippi corporation

                                     U-HAUL CO. OF MONTANA, INC., a Montana
                                     corporation

                                     U-HAUL CO. OF NORTH CAROLINA, a North
                                     Carolina corporation

                                     U-HAUL CO. OF NORTH DAKOTA, a North Dakota corporation

                                     U-HAUL CO. OF NEBRASKA, a Nebraska
                                     corporation

                                     U-HAUL CO. OF NEVADA, INC., a Nevada
                                     corporation

                                     U-HAUL CO. OF NEW HAMPSHIRE, INC., a New
                                     Hampshire corporation

                                     U-HAUL CO. OF NEW JERSEY, INC. a New Jersey corporation

                                     U-HAUL CO. OF NEW MEXICO, INC., a New
                                     Mexico corporation

                                     U-HAUL CO. OF NEW YORK, INC., a New York corporation

                                     U-HAUL CO. OF OKLAHOMA, INC., an Oklahoma corporation

                                     U-HAUL CO. OF OREGON, an Oregon corporation

                                     U-HAUL CO. OF PENNSYLVANIA, a Pennsylvania corporation

                                     U-HAUL CO. OF RHODE ISLAND, a Rhode Island corporation

                                     U-HAUL CO. OF SOUTH CAROLINA, INC. a South
                                     Carolina corporation

                                     U-HAUL CO. OF SOUTH DAKOTA, INC., a South
                                     Dakota corporation

                                     U-HAUL CO. OF TENNESSEE, a Tennessee
                                     corporation

                                     U-HAUL CO. OF TEXAS, a Texas corporation

                                     U-HAUL CO. OF UTAH, INC., a Utah
                                     corporation

                                     U-HAUL CO. OF VIRGINIA, a Virginia
                                     corporation

                                     U-HAUL CO. OF WASHINGTON, a Washington
                                     corporation

                                     U-HAUL CO. OF WISCONSIN, INC., a Wisconsin corporation

                                     U-HAUL CO. OF WEST VIRGINIA, a West
                                     Virginia corporation

                                     U-HAUL CO. OF WYOMING, INC., a Wyoming
                                     corporation

                                     U-HAUL CO. (CANADA) LTD. U-HAUL CO.
                                     (CANADA) LTEE, an Ontario corporation

                                     By: /s/ Gary V. Klinefelter
                                        ------------------------------------
                                           Gary V. Klinefelter, Secretary